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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of the Lodgian, Inc.'s Registration Statement on Form S-8 (File No. 333-68464) of our report dated June 9, 2003 relating to the financial statements of the Lodgian Inc. 401(k) Plan which appears in this annual report on Form 11-K.




                    /s/ GIFFORD, HILLEGASS & INGWERSEN, P.C.